Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: bgargus@amcc.com	E-Mail: tporat@amcc.com

Thursday, October 29, 2009

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

SECOND QUARTER FISCAL 2010 FINANCIAL RESULTS

SUNNYVALE, Calif., —October 29, 2009—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the second quarter of fiscal 2010 ended September 30, 2009.

•	Q2 net revenues from continuing operations were $49.2 million up 9% sequentially and down 23% year over year.

•	Q2 2010 GAAP net loss from continuing operations was $(8.1) million or $(0.12) per share. Q2 2010 net income from discontinued operations were $1.3 million or $0.02 per share.

•	Q2 2010 non-GAAP net income (from continuing operations) was $1.3 million or $0.02 per share.

•	Total cash was approximately $198 million as of September 30, 2009.

Net revenues from continuing operations for the second quarter of fiscal 2010 were $49.2 million compared to $45.1 million in the first quarter of fiscal 2010, representing a sequential increase of 9% and a decline of 23% over the $64.3 million in net revenues reported in the second quarter of fiscal 2009. Revenues for the first six months were $94.3 million compared to $125.5 million for the comparable period last year, a 25% decrease.

The net loss on a generally accepted accounting principles (GAAP) basis for the second quarter of fiscal 2010 was $(6.7) million or $(0.10) per share. The second quarter GAAP net loss compares with a net income of $2.9 million or $0.04 per share for the first quarter of fiscal 2010 and a net loss of $(2.3) million or $(0.04) per share for the second quarter of fiscal 2009. Year to date, GAAP net loss was $(3.8) million or $(0.06) per share compared to $(7.5) million or $(0.12) per share for the first six months of fiscal 2009.

Non-GAAP income from continuing operations for the second quarter of fiscal 2010 was $1.3 million or $0.02 per share, compared to non-GAAP income from continuing operations of $0.9 million or $0.01 per share in the first quarter of fiscal 2010 and non-GAAP net income from continuing operations of $9.7 million or $0.15 per share for the second quarter of fiscal 2009. Year to date, non-GAAP net income from continuing operations was $2.2 million or $0.03 per share compared to $16.7 million or $0.26 per share for the first six months of fiscal 2009.

“We executed to plan and are excited with the significant interest and traction we have been able to generate with key customers and new product platforms. We continue to lay a solid foundation for future growth.” said Paramesh Gopi, president and chief executive officer.

Bob Gargus, chief financial officer commented, “We are happy with the sustained revenue growth and continue to make progress with our bottom line and overall asset management.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other-than-temporary impairment on investments, impairment of strategic investment, payroll tax on certain stock option exercises, non-cash tax adjustments and expenses related to stock option investigation and other litigation. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, October 29, 2009, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the second quarter of fiscal 2010 and to provide guidance for the third quarter of fiscal 2010. You may access the conference call via any of the following:

Teleconference: Conference ID: Web Broadcast: Replay:	866-730-5762 93408858 http://www.appliedmicro.com 888-286-8010 (access code: 61405428, available through November 5, 2009)

AppliedMicro Overview

AppliedMicro is a global leader in energy efficient sustainable solutions to process, transport, and store information for the next generation of Internet data center and carrier central office. A leader in high speed signal processing, IP and Ethernet packet processing, and embedded processors, AppliedMicro’s patented innovations provide high value solutions in telecom, enterprise and consumer applications. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.appliedmicro.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30, 2009	March 31, 2009
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$197,696	$184,009
Accounts receivable, net	21,275	17,537
Inventories	19,421	26,598
Other current assets	8,356	8,871
Assets of discontinued operations	—	8,558

Total current assets	246,748	245,573
Property and equipment, net	26,237	25,749
Purchased intangibles, net	24,109	32,965
Other assets	20,303	20,323

Total assets	$317,397	$324,610

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$13,431	$16,715
Other current liabilities	15,861	23,925

Total current liabilities	29,292	40,640
Stockholders’ equity	288,105	283,970

Total liabilities and stockholders’ equity	$317,397	$324,610

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Net revenues	$49,232	$45,052	$64,290	$94,284	$125,489
Cost of revenues	23,796	22,175	28,576	45,971	57,002

Gross profit	25,436	22,877	35,714	48,313	68,487
Operating expenses:
Research and development	20,828	19,414	21,410	40,242	41,860
Selling, general and administrative	11,991	10,519	13,780	22,510	27,631
Amortization of purchased intangibles	1,005	1,005	1,005	2,010	2,010
Restructuring charges (reversals), net	(125)	(154)	140	(279)	(118)
Litigation settlement	—	—	130	—	130
Option investigation related expenses, net	—	—	(184)	—	163

Total operating expenses	33,699	30,784	36,281	64,483	71,676

Operating loss	(8,263)	(7,907)	(567)	(16,170)	(3,189)
Interest and other (expense) income and other-than-temporary impairment, net	(3,425)	1,589	(550)	(1,836)	(1,877)

Loss from continuing operations before income taxes	(11,688)	(6,318)	(1,117)	(18,006)	(5,066)
Income tax expense (benefit)	(3,617)	(3,519)	403	(7,136)	905

Loss from continuing operations	(8,071)	(2,799)	(1,520)	(10,870)	(5,971)
Income (loss) from discontinued operations net of income taxes (1)	1,347	5,697	(793)	7,044	(1,516)

Net income (loss)	$(6,724)	$2,898	$(2,313)	$(3,826)	$(7,487)

Basic income (loss) per share:

Loss per share from continuing operations	$(0.12)	$(0.04)	$(0.02)	$(0.16)	$(0.09)
Income (loss) per share from discontinued operations	0.02	0.08	(0.02)	0.10	(0.03)

Net income (loss) per share	$(0.10)	$0.04	$(0.04)	$(0.06)	$(0.12)

Shares used in calculating basic income (loss) per share	66,469	66,070	65,150	66,270	65,007

Diluted income (loss) per share:

Loss per share from continuing operations	$(0.12)	$(0.04)	$(0.02)	$(0.16)	$(0.09)
Income (loss) per share from discontinued operations	0.02	0.08	(0.02)	0.10	(0.03)

Net income (loss) per share	$(0.10)	$0.04	$(0.04)	$(0.06)	$(0.12)

Shares used in calculating diluted income (loss) per share	66,469	66,733	65,150	66,270	65,007

(1)	The following table provides information on the components of the loss from discontinued operations for the periods presented:

Components of discontinued operations

	Three Months Ended			Six Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Net revenues	$703	$516	$12,641	$1,219	$25,502
Cost of revenues	51	733	7,405	784	14,829

Gross profit (loss)	652	(217)	5,236	435	10,673
Operating expenses:
Research and development	83	594	3,051	677	6,082
Selling, general and administrative	238	545	2,554	783	5,316
Amortization of purchased intangibles	—	—	315	—	630

Total operating expenses	321	1,139	5,920	1,460	12,028

Operating income (loss)	331	(1,356)	(684)	(1,025)	(1,355)
Gain on sale of Storage Business	712	10,654	—	11,366	—

Income (loss) from discontinued operations before income taxes	1,043	9,298	(684)	10,341	(1,355)
Income tax expense (benefit)	(304)	3,601	109	3,297	161

Net income (loss) from discontinued operations, net of income taxes	$1,347	$5,697	$(793)	$7,044	$(1,516)

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
GAAP net loss from continuing operations	$(8,071)	$(2,799)	$(1,520)	$(10,870)	$(5,971)
Adjustments:
Stock-based compensation charges	3,767	2,615	2,693	6,382	5,562
Amortization of purchased intangibles	4,269	4,588	4,863	8,857	9,724
Restructuring charges (reversals), net	(125)	(154)	140	(279)	(118)
Impairment of strategic investment	2,000	—	—	2,000	—
Other-than-temporary investment impairment	3,133	175	3,444	3,308	6,837
Litigation settlement	—	—	130	—	130
Option investigation related expenses, net	—	—	(184)	—	163
Income tax adjustments	(3,658)	(3,546)	104	(7,204)	388

Total GAAP to Non-GAAP adjustments	9,386	3,678	11,190	13,064	22,686

Non-GAAP income (loss) from continuing operations	$1,315	$879	$9,670	$2,194	$16,715

Diluted income (loss) per share from continuing operations	$0.02	$0.01	$0.15	$0.03	$0.26

Shares used in calculating diluted income (loss) per share	68,409	66,733	65,369	67,572	65,237

Income (loss) per share from continuing operations:
GAAP income (loss) per share	$(0.12)	$(0.04)	$(0.02)	$(0.16)	$(0.09)
GAAP to non-GAAP adjustments	0.14	0.05	0.17	0.19	0.35

Non-GAAP income (loss) per share from continuing operations	$0.02	$0.01	$0.15	$0.03	$0.26

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	66,469	66,070	65,150	66,270	65,007
Adjustment for dilutive securities	1,940	663	219	1,302	230

Non-GAAP shares used in the EPS calculation	68,409	66,733	65,369	67,572	65,237

Discontinued operations

	Three Months Ended			Six Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
GAAP income (loss) from discontinued operations	$1,347	$5,697	$(793)	$7,044	$(1,516)
Adjustments:
Stock-based compensation charges	—	—	304	—	643
Amortization of purchased intangibles	—	—	1,040	—	2,080
Gain on sale of Storage Business	(712)	(10,654)	—	(11,366)	—
Income tax adjustments	(314)	3,642	89	3,328	120

Total GAAP to non-GAAP adjustments	(1,026)	(7,012)	1,433	(8,038)	2,843

Non-GAAP income (loss) from discontinued operations	$321	$(1,315)	$640	$(994)	$1,327

Income (loss) per share from discontinued operations:
GAAP income (loss) per share	$0.02	$0.08	$(0.02)	$0.10	$(0.03)
GAAP to non-GAAP adjustments	(0.02)	(0.10)	0.03	(0.11)	0.05

Non-GAAP income (loss) per share from discontinued operations	$—	$(0.02)	$0.01	$(0.01)	$0.02

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended			Six Months Ended
	September 30, 2009	June 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
GROSS PROFIT:
GAAP gross profit	$25,436	$22,877	$35,714	$48,313	$68,487
Gross profit (loss) from discontinued operations	652	(217)	5,236	435	10,673
Amortization of purchased intangibles	3,264	3,583	4,583	6,847	9,164
Stock-based compensation expense	143	111	182	254	396

Non-GAAP gross profit	$29,495	$26,354	$45,715	$55,849	$88,720

OPERATING EXPENSES:
GAAP operating expenses	$33,699	$30,784	$36,281	$64,483	$71,676
Operating expenses from discontinued operations	321	1,139	5,920	1,460	12,028
Stock-based compensation expense	(3,624)	(2,504)	(2,815)	(6,128)	(5,809)
Amortization of purchased intangibles	(1,005)	(1,005)	(1,320)	(2,010)	(2,640)
Restructuring charges (reversals), net	125	154	(140)	279	118
Litigation settlement	—	—	(130)	—	(130)
Option investigation related expenses, net	—	—	184	—	(163)

Non-GAAP operating expenses	$29,516	$28,568	$37,980	$58,084	$75,080

INTEREST AND OTHER INCOME, NET
GAAP interest and other (expense) income, net	$(3,425)	$1,589	$(550)	$(1,836)	$(1,877)
Impairment of strategic investment	2,000	—	—	2,000	—
Other-than-temporary investment impairment	3,133	175	3,444	3,308	6,837

Non-GAAP interest and other income, net	$1,708	$1,764	$2,894	$3,472	$4,960

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(3,617)	$(3,519)	$403	$(7,136)	$905
Income tax expense (benefit) from discontinued operations	(304)	3,601	109	3,297	161
Income tax adjustments	3,972	(96)	(193)	3,876	(508)

Non-GAAP income tax expense (benefit)	$51	$(14)	$319	$37	$558

RESEARCH AND DEVELOPMENT
GAAP research and development	$20,828	$19,414	$21,410	$40,242	$41,860
Research and development from discontinued operations	83	594	3,051	677	6,082
Stock-based compensation expense	(1,594)	(1,272)	(1,098)	(2,866)	(2,435)

Non-GAAP research and development	$19,317	$18,736	$23,363	$38,053	$45,507

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$11,991	$10,519	$13,780	$22,510	$27,631
Selling, general and administrative from discontinued operations	238	545	2,554	783	5,316
Stock-based compensation expense	(2,030)	(1,232)	(1,717)	(3,262)	(3,374)

Non-GAAP selling, general and administrative	$10,199	$9,832	$14,617	$20,031	$29,573

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Six Months Ended September 30,
	2009	2008
Operating activities:
Net income (loss)	$(3,826)	$(7,487)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	3,173	3,449
Amortization of purchased intangibles	8,856	11,804
Stock-based compensation expense:
Stock options	2,090	3,703
Restricted stock units	4,292	2,502
Other-than-temporary impairment of marketable securities	3,454	6,837
Impairment of strategic investment	2,000	—
Tax benefit from other comprehensive income	(4,007)
Net loss on disposals of property	24	29
Net gain on sale of storage business unit	(11,366)	—
Changes in operating assets and liabilities:
Accounts receivable	(3,738)	(3,099)
Inventories	6,720	3,485
Other assets	(503)	1,050
Accounts payable	(4,398)	(2,059)
Accrued payroll and other accrued liabilities	(6,365)	(244)
Deferred tax liability	—	439
Deferred revenue	(1,723)	111

Net cash provided by (used for) operating activities	(5,317)	20,520

Investing activities:
Proceeds from sales and maturities of short-term investments	415,785	339,602
Purchases of short-term investments	(406,143)	(335,619)
Purchase of property, equipment and other assets	(3,664)	(4,935)
Purchases of strategic investment	(1,000)	—
Proceeds from sale of storage business unit	21,527	—

Net cash provided by (used for) investing activities	26,505	(952)

Financing activities:
Proceeds from issuance of common stock	1,767	1,615
Funding of structured stock repurchase agreements	(21,797)	—
Funds received from structured stock repurchase agreements	12,044	—
Other	(721)	(63)

Net cash provided by (used for) financing activities	(8,707)	1,552

Net increase (decrease) in cash and cash equivalents	12,481	21,120
Cash and cash equivalents at the beginning of the period	99,337	42,689

Cash and cash equivalents at the end of the period	111,818	63,809